------------------------------------------- -------------------------------------------- ----------------------------------
MORGAN STANLEY                                  [MORGAN STANLEY DEAN WITTER LOGO]                       February [ ], 1998
Real Estate Debt Capital Markets                                                                 Revised February 23, 1998
Mortgage/Asset Capital Markets
------------------------------------------- -------------------------------------------- ----------------------------------

                                 CMBS NEW ISSUE
                             PRELIMINARY TERM SHEET
                    -----------------------------------------

                    EXPECTED PRICING DATE: FEBRUARY [ ], 1998

                    -----------------------------------------

                                 $1,267,560,000
                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                          AS MASTER SERVICER AND SELLER

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                                    AS SELLER

                     JOHN HANCOCK REAL ESTATE FINANCE, INC.
                                    AS SELLER

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1

                   -----------------------------------------

MORGAN STANLEY DEAN WITTER

                            BEAR, STEARNS & CO. INC.

                                                   DEUTSCHE MORGAN GRENFELL INC.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                                   RATING                                                               INITIAL
              AMOUNT(1)             (DCR/         AVERAGE      PRINCIPAL       EXPECTED FINAL        PASS-THROUGH
 CLASS          ($MM)               S&P)          LIFE(3)    WINDOW(3)(4)   DISTRIBUTION DATE(3)      RATE(5)(7)
 -----          -----               ----          -------    ------------   --------------------      -----------
  A-1        $363,689,000          AAA/AAA           5.43        1-112            07/15/07               [6.12]%
  A-2         661,595,000          AAA/AAA           9.62       112-117           12/15/07               [6.34]
  X-1(6)    1,404,498,900(2)       AAA/AAAr           ----        ----            01/15/18         Variable Rate(8)
  X-2         773,376,000(2)       AAA/AAAr           ----        ----            03/15/03         Variable Rate(8)
  B            70,225,000           AA/AA            9.78       117-117           12/15/07               [6.54]
  C            70,225,000            A/A             9.81       117-118           01/15/08               [6.64]
  D            70,225,000          BBB/BBB           9.87       118-118           01/15/08               [6.93]
  E            31,601,000         BBB-/NR            9.89       118-119           02/15/08               [7.22]
  F(6)         24,578,000          BB+/BB+           9.95       119-119           02/15/08               [7.22]
  G(6)         38,624,000           NR/BB           10.39       119-143           02/15/10               [6.12]
  H(6)         10,534,000           NR/BB-          12.74       143-162           09/15/11               [6.12]
  J(6)         28,090,000           NR/B            14.55       162-178           01/15/13               [6.12]
  K(6)         10,534,000           NR/B-           14.90       178-182           05/15/13               [6.12]
  L(6)         24,578,900           NR/NR           17.62       182-238           01/15/18               [6.12]

Notes:      (1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.

            (2) The Class X-1 Notional Amount is equal to the sum of all
                Certificate Balances outstanding from time to time. The Class X-2 Notional Amount is equal to the sum of the Certificate Balances of the Class B, Class C, Class D, Class E and the deemed Certificate Balance of a component (the "Class A-2B Component") of the Class A-2 Certificates representing an initial Certificate Balance equal to $531,100,000, which component is assumed to be entitled to distributions only after the deemed Certificate Balance of another component (the "Class A-2A Component"), representing an initial Certificate Balance equal to $242,276,000, has been reduced to zero.

            (3) Based on Maturity Assumptions described in the Prospectus
                Supplement.

            (4) Principal Window is the period (expressed in terms of months and commencing with the month of the first Distribution Date) during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Maturity Assumptions.

            (5) Other than the Class X-1 and X-2 Certificates (collectively the
                "Class X Certificates"), each Class of Certificates will accrue interest generally at a fixed rate of interest except in limited circumstances as described in the Prospectus Supplement.

            (6) To be offered privately.

            (7) The pass-through rates shown are only for indicative purposes.
                The final pass-through rates will be determined at pricing.

            (8) See note (1) on page T-3.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


I.  ISSUE CHARACTERISTICS

Issue Type:             The Class A-1, A-2, B, C, D, E, F and X-2 Certificates
                        are offered pursuant to the Prospectus Supplement and accompanying Prospectus dated February 19, 1998, and the class G, H, J, K, L and X-1 Certificates will be offered privately (pursuant to Rule 144A under the Securities
                        Act of 1933, as amended) pursuant to a Private Placement
                        Memorandum, dated February [ ], 1998.

Securities Offered:     $1,267,560,000 fixed-rate, monthly pay, multi-class
                        sequential pay commercial mortgage REMIC Pass-Through
                        Certificates, including seven principal and interest
                        Classes (Classes A-1, A-2, B, C, D, E and F).

Collateral:             The collateral consists of a $1,404,498,900 pool of
                        fixed-rate commercial and multifamily Mortgage Loans.

Sellers: Wells Fargo Bank, National Association, Morgan Stanley Mortgage Capital Inc. and John Hancock Real Estate Finance, Inc.

Lead Manager:           Morgan Stanley & Co. Incorporated.

Co-Manager:             Bear, Stearns & Co. Inc. and Deutsche Morgan Grenfell
                        Inc. (Investment grade Classes only).

Master Servicer:        Wells Fargo Bank, National Association.

Special Servicer:       CRIIMI MAE Services Limited Partnership.

Trustee/Fiscal Agent:   LaSalle National Bank/ABN AMRO Bank N.V.

Expected Pricing Date:  On or about February [  ], 1998.

Expected Closing Date:  On or about March [  ], 1998.

Distribution Dates:     The 15th of each month, commencing April 15, 1998.

Minimum Denominations:  $5,000 for Class A Certificates; $50,000 for all other
                        Certificates (other than the Class R Certificates).

Settlement Terms:       DTC, Euroclear and Cedel, same day funds, with accrued
                        interest.

Legal/Regulatory
Status: Class A-1, A-2 and X Certificates are expected to be eligible for exemptive relief under ERISA. No Class of Certificates is SMMEA eligible.

Risk Factors:           THE CERTIFICATES INVOLVE A DEGREE OF RISK AND MAY NOT BE
                        SUITABLE FOR ALL INVESTORS. SEE THE "RISK FACTORS AND
                        OTHER SPECIAL CONSIDERATIONS" SECTION OF THE PROSPECTUS
                        SUPPLEMENT AND THE "RISK FACTORS" SECTION OF THE
                        PROSPECTUS.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


II. STRUCTURE CHARACTERISTICS

The Certificates (other than the Class X-1, X-2 and Class R Certificates) are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

                                [GRAPHIC OMITTED]

Note: The Pass-Through Rate for the Class X-1 Certificates on each Distribution
      Date will equal, in general, the weighted average of the Class X-1 Strip Rates for the respective Principal Balance Certificates (or, in the case of the Class A-2 Certificates, the Class A-2A Component and the Class A-2B Component) for such Distribution Date (weighted on the basis of their respective Certificate Balances). The Class X-1 Strip Rate in respect of any such Class of Certificates or such Component for any Distribution Date will, in general, equal the excess, if any, of (i) the Weighted Average Net Mortgage Rate for such Distribution Date over (x) in the case of the Class A-1, Class F, Class G, Class H, Class J, Class K and Class L Certificates and the Class A-2A Component, the Pass-Through Rate for such class of Certificates or such Component and (y) in the case of the Class A-2B Component and the Class B, Class C, Class D, and Class E Certificates, (I) for such Distribution Date occurring on or before March 15, 2003, the corresponding rate set forth in Schedule A to the Prospectus Supplement and (II) for any Distribution Date occurring after March 15, 2003, the Pass-Through Rate for such Class of Certificates or such Component. The Pass-Through Rate for the Class X-2 Certificates on each Distribution Date will equal, in general, the weighted average of the Class X-2 Strip Rates for the Class A-2B Component and the Class B, Class C, Class D and Class E Certificates for such Distribution Date (weighted on the basis of their Certificate Balances). The Class X-2 Strip Rate in respect of any such class or component will, in general, equal the lesser of (i) the corresponding rate set forth on Schedule A less the Class A-2, Class B, Class C, Class D and Class E Pass-Through Rates, respectively, and (ii) the excess, if any, of the Weighted Average Net Mortgage Rate for such Distribution Date over the Pass-Through Rate for such Class of Certificates or such Component. The Pass-Through Rate for each class of Principal Balance Certificates for any Distribution Date will not exceed the Weighted Average Net Mortgage Rate for such Distribution Date.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


    Interest Distributions:           Each Class of Certificates (other than the
                                      Class R Certificates) will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate Balance or
                                      Notional Amount of such Class, as
                                      applicable.

    Pass-Through Rates:               Class A-1:       [6.12%]
                                      Class A-2:       [6.34%]
                                      Class B:         [6.54%]
                                      Class C:         [6.64%]
                                      Class D:         [6.93%]
                                      Class E:         [7.22%]
                                      Class F:         [7.22%]
                                      Class G:         [6.12%]
                                      Class H:         [6.12%]
                                      Class J:         [6.12%]
                                      Class K:         [6.12%]
                                      Class L:         [6.12%]
                                      Class X-1:       See note (1) on page T-3.
                                      Class X-2:       See note (1) on page T-3.

    Principal Distributions:          Principal will be distributed on each
                                      Distribution Date to the most senior Class
                                      (i.e., the Class with the earliest
                                      alphabetical/numerical Class designation) of the Principal Balance Certificates outstanding, until its Certificate Balance is reduced to zero (sequential order). If, due to losses, the Certificate Balances of the Class B through Class L Certificates are reduced to zero or Appraisal
                                      Reductions exceed the aggregate
                                      Certificate Balance of the Subordinate
                                      Certificates, payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

    Prepayment Premium Allocation:    Prepayment Premiums (to the extent
                                      received) will be allocated among the
                                      Class X-1 Certificates and the Principal
                                      Balance Certificates (other than Classes
                                      F, G, H, J, K, and L) entitled to
                                      distributions in respect of principal on any Distribution Date, as described in the Prospectus Supplement under "DESCRIPTION
                                      OF THE CERTIFICATES - Distributions of
                                      Prepayment Premiums."

    Credit Enhancement:               Each Class of Certificates (other than
                                      Classes A-1, A-2, X-1 and X-2) will be
                                      subordinate to all other Classes with an earlier alphabetical Class designation.

    Advancing:                        The Master Servicer, the Trustee and the
                                      Fiscal Agent (in that order) will each be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


    Realized Losses and Expense       Realized Losses and Expense Losses, if
    Losses:                           any, will be allocated to the Class L,
                                      Class K, Class J, Class H, Class G, Class
                                      F, Class E, Class D, Class C and Class B
                                      Certificates, in that order, and then to Classes A-1 and A-2 and, with respect to losses allocated to interest, Class X
                                      Certificates, pro rata, in each case
                                      reducing amounts payable thereto. Any
                                      interest shortfall of any Class of
                                      Certificates will result in unpaid
                                      interest for such Class which, together
                                      with interest thereon compounded monthly at one-twelfth the applicable Pass-Through
                                      Rate for such Class, will be payable in
                                      subsequent periods, subject to available funds.

    Prepayment Interest Shortfalls:   For any Distribution Date, any Net
                                      Aggregate Prepayment Interest Shortfall
                                      not offset by the Servicing Fee (less any amounts payable to Sub-Servicers) for such Distribution Date, will generally be allocated pro rata to each Class of Certificates in proportion to its entitlement to interest.

    Appraisal Reductions:             An appraisal reduction generally will be
                                      created in the amount, if any, by which
                                      the Principal Balance of a Specially
                                      Serviced Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property. The Appraisal
                                      Reduction Amount will reduce
                                      proportionately the amount of P&I Advances for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance
                                      Certificate outstanding.

                                      An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed of.

    Operating Adviser:                The Operating Adviser, which may be
                                      appointed by the Controlling Class, will have the right to approve and direct certain actions of the Special Servicer with respect to Specially Serviced
                                      Mortgage Loans. Examples include the right to make certain modifications, foreclose, sell, bring an REO Property into environmental compliance or accept substitute or additional collateral.

    Controlling Class:                The Controlling Class will generally be
                                      the most subordinate Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 50% (or for Class L, 20%) of the initial Certificate Balance of such Class, the next most subordinate Class of Principal Balance Certificates.

    Special Servicer:                 In general, the Special Servicer has the
                                      right to modify the terms of a Specially
                                      Serviced Mortgage Loan if it determines
                                      that such modification would increase the net present value of the proceeds to the Trust, provided that the Special Servicer generally may not extend the maturity date of a Mortgage Loan beyond two years prior to the Final Rated Distribution Date, grant more than three one-year extensions of the maturity date of a Mortgage Loan which has a below market rate, reduce the Mortgage Rate to a rate below the market rate or defer interest due in excess of 10% of the Scheduled Principal Balance of such Mortgage Loan.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


    Optional Termination:             The Depositor, then the Master Servicer,
                                      then the Special Servicer and then the
                                      holder of a majority of the R-1
                                      Certificates will have the option to
                                      purchase, in whole but not in part, the
                                      remaining assets of the Trust on or after the Distribution Date on which the aggregate Certificate Balance of all
                                      Classes of Certificates then outstanding is less than or equal to 1% of the Initial
                                      Pool Balance. Such purchase price will
                                      generally be at a price equal to the
                                      unpaid aggregate Scheduled Principal
                                      Balance of the Mortgage Loans, plus
                                      accrued and unpaid interest and
                                      unreimbursed Advances.

   Reports to Certificateholders:     The Trustee will prepare and deliver
                                      monthly Certificateholder Reports. The
                                      Special Servicer will prepare and deliver to the Trustee a monthly Special Servicer
                                      Report summarizing the status of each
                                      Specially Serviced Mortgage Loan. The
                                      Master Servicer and the Special Servicer will prepare and deliver to the Trustee an annual report setting forth, among other things, the debt service coverage ratios for each Mortgage Loan, as available. Each of the reports will be available to the Certificateholders. A Report containing information regarding the Mortgage Loans will be available electronically.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1



III. ORIGINATORS    Wells Fargo
                    The Mortgage Pool includes 175 Mortgage Loans, representing approximately 52.6% of the Initial Pool Balance, originated by Wells Fargo, National Association ("Wells Fargo").

                    Founded in 1852, Wells Fargo & Company is the holding company for Wells Fargo. Wells Fargo provides a full range of banking services to individual, agri-business, real estate, commercial and small business customers. For the year ended December 31, 1997 and for the year ended December 31, 1996, Wells Fargo & Company reported, on a consolidated basis, net income of $1,155MM and $1,071MM, respectively. As of December 31, 1997 and as of December 31, 1996 Wells Fargo & Company reported, on a consolidated basis, total assets of $97.5Bn and $108.9Bn, respectively and total capital (Tier 1 & 2) of $9.2Bn and $10.0Bn, respectively.

                    As of December 31, 1997 Wells Fargo and its subsidiaries serviced a portfolio of multifamily and commercial mortgage loans totaling approximately $15.2Bn, of which $3.0Bn was for third parties. Commercial and multifamily mortgage loans originated for securitization by Wells Fargo and its subsidiaries are generally serviced by Wells Fargo. Wells Fargo has been approved as a master and special servicer by all four rating agencies.

                    The Loans originated by Wells Fargo were originated through Wells Fargo's Capital Markets Group ("Capital Markets Group"). The Capital Markets Group maintains loan production offices in six metropolitan areas in California and nine other cities nationwide. The group is staffed with approximately 20 originators and approximately 20 underwriters and is supported by Wells Fargo's Appraisal and Real Estate Technical Services (RETECHS) personnel.

                    Wells Fargo has completed three previous conduit securitizations.

                    Morgan Stanley Mortgage Capital Inc.
                    The Mortgage Pool includes 100 Mortgage Loans, representing approximately 36.6% of the Initial Pool Balance, either acquired or originated by or on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC"). MSMC is a subsidiary of Morgan Stanley & Co. Incorporated that was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

                    John Hancock Real Estate Finance, Inc.
                    The Mortgage Pool includes 34 Mortgage Loans, representing approximately 10.9% of the Initial Pool Balance, originated by John Hancock Real Estate Finance, Inc. ("JHREF"). JHREF is a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company. JHREF was formed to originate and service commercial and multifamily mortgage loans. JHREF presently has seven offices across the country and a loan servicing center in Atlanta, GA. Each of the JHREF Mortgage Loans were underwritten at JHREF's Boston headquarters and was closed by JHREF.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


IV. COLLATERAL DESCRIPTION

Summary: The Mortgage Pool consists of a $1,404,498,900 pool of 309 fixed-rate, first lien, mortgage loans secured by liens on commercial and multifamily properties located throughout 36 states. As of the Cut-Off Date, the Mortgage Loans have a weighted average mortgage rate of 7.764% and a weighted average remaining term to maturity of 118 months. See the Appendices to the Prospectus Supplement for more detailed collateral information.



                             GEOGRAPHIC DISTRIBUTION

                                [GRAPHIC OMITTED]


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1

                              CUT-OFF DATE BALANCES


                                                                                       WEIGHTED                WEIGHTED
                                  NUMBER                   PERCENT BY    WEIGHTED       AVERAGE                AVERAGE    WEIGHTED
                                    OF        AGGREGATE    AGGREGATE     AVERAGE       REMAINING    WEIGHTED   CUT-OFF     AVERAGE
                                 MORTGAGE    CUT-OFF DATE CUT-OFF DATE   MORTGAGE       TERM TO     AVERAGE      DATE      BALLOON
CUT-OFF DATE BALANCE ($)          LOANS        BALANCE     BALANCE (%)    RATE (%)   MATURITY (MOS) DSCR (x)    LTV (%)    LTV (%)
------------------------------ ---------- --------------- ------------- ----------- -------------- ---------- ---------- ----------

1 to 1,000,000                      23       $19,649,788       1.40        7.964          137         1.55        61.0      36.1
1,000,001 to 2,000,000              77       117,635,492       8.38        7.834          131         1.70        61.8      43.9
2,000,001 to 3,000,000              61       152,492,194      10.86        8.017          131         1.52        65.2      47.8
3,000,001 to 4,000,000              38       135,864,621       9.67        7.918          127         1.47        69.3      54.3
4,000,001 to 5,000,000              35       155,055,293      11.04        7.822          124         1.57        68.2      55.5
5,000,001 to 6,000,000              23       127,524,644       9.08        7.762          127         1.54        66.8      49.0
6,000,001 to 7,000,000               6        39,378,420       2.80        7.998          115         1.47        74.4      65.0
7,000,001 to 8,000,000              12        90,905,172       6.47        7.793          108         1.52        69.7      58.8
8,000,001 to 9,000,000               5        42,781,073       3.05        7.410          127         1.71        67.3      56.4
9,000,001 to 10,000,000              2        18,853,762       1.34        7.778          117         1.39        74.9      66.2
10,000,001 to 11,000,000             4        41,805,180       2.98        7.829           91         1.40        74.2      66.4
11,000,001 to 12,000,000             4        45,188,406       3.22        7.631          108         1.29        77.5      69.4
12,000,001 to 13,000,000             7        88,880,320       6.33        7.369          101         1.60        68.9      61.1
13,000,001 and above                12       328,484,537      23.39        7.644          107         1.54        69.7      61.0
------------------------------ ---------- --------------- ------------- ----------- -------------- ---------- ---------- ----------

TOTAL OR WEIGHTED AVERAGE:         309    $1,404,498,900     100.00%      7.764%          118         1.54x       68.4%     55.8%
============================== ========== =============== ============= =========== ============== ========== ========== ==========

Min:                $447,705
Max:             $59,807,596
Average:          $4,545,304



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                                     STATES


------------------- ----------- ----------------- -------------- ----------- ----------------- ----------- ----------- ------------
                                                   PERCENT BY                    WEIGHTED                   WEIGHTED
                      NUMBER                        AGGREGATE     WEIGHTED       AVERAGE                    AVERAGE     WEIGHTED
                        OF         AGGREGATE      CUT-OFF DATE    AVERAGE       REMAINING       WEIGHTED    CUT-OFF      AVERAGE
                     MORTGAGE     CUT-OFF DATE       BALANCE      MORTGAGE       TERM TO        AVERAGE       DATE       BALLOON
STATE                 LOANS         BALANCE            (%)        RATE (%)    MATURITY (MOS)    DSCR (x)    LTV (%)      LTV (%)
------------------- ----------- ----------------- -------------- ----------- ----------------- ----------- ----------- ------------

California                116       $489,994,455        34.89         7.555          117           1.58        66.6         54.2
Texas                      38        125,863,907         8.96         7.702          124           1.56        68.0         52.7
Arizona                    10         77,390,716         5.51         7.916          117           1.63        66.9         55.4
Ohio                       15         71,510,029         5.09         7.735          124           1.49        74.7         60.7
Nevada                     13         61,768,159         4.40         7.814          108           1.54        69.6         59.4
Pennsylvania                6         61,169,344         4.36         8.029          120           1.53        67.1         56.0
Utah                        8         50,805,348         3.62         8.083          103           1.47        70.0         59.8
New York                    6         50,690,158         3.61         8.289          115           1.54        66.3         58.8
Maryland                    2         36,830,890         2.62         7.242          118           1.46        73.9         65.0
Massachusetts               3         35,544,078         2.53         7.895          116           1.43        72.8         60.1
Florida                    13         34,989,799         2.49         8.102          122           1.59        66.6         53.3
Washington                  9         31,662,744         2.25         8.009          139           1.44        62.5         46.8
Colorado                    6         29,426,664         2.10         7.385          112           1.48        73.3         63.5
Indiana                     8         28,907,400         2.06         8.147          112           1.38        71.8         59.0
Louisiana                   4         23,468,222         1.67         7.671          117           1.34        71.9         61.4
Minnesota                   2         22,942,021         1.63         7.969           61           1.49        66.3         56.6
North Carolina              6         19,626,784         1.40         8.339          149           1.34        71.5         43.5
Michigan                    6         19,194,738         1.37         7.773          117           1.59        69.0         59.0
Virginia                    2         18,165,963         1.29         6.890          118           1.50        76.8         66.9
New Jersey                  5         16,382,734         1.17         8.075          117           1.41        68.7         57.1
Georgia                     5         14,025,900         1.00         8.136          162           1.41        72.1         46.1
Oregon                      2         12,989,607         0.92         8.017          115           1.92        63.3         49.2
Illinois                    3         11,510,246         0.82         7.540          137           1.82        65.8         46.0
Vermont                     2         10,037,801         0.71         8.423          115           1.49        64.5         51.8
Missouri                    3          7,828,302         0.56         7.354          142           1.44        65.1         50.6
Connecticut                 2          6,939,833         0.49         8.502          171           1.53        71.1         30.2
Idaho                       4          5,788,743         0.41         7.820          115           1.53        65.6         53.0
New Hampshire               1          4,689,637         0.33         7.570          117           1.51        79.5         70.5
Mississippi                 1          4,649,184         0.33         8.030          118           2.04        65.5         54.1
Iowa                        1          4,112,076         0.29         9.830          111           1.36        70.9         57.4
South Carolina              2          4,087,775         0.29         8.265          115           1.42        73.4         66.3
Alabama                     1          4,005,987         0.29         8.430          115           1.45        74.2         62.2
Tennessee                   1          2,391,260         0.17         7.370          115           1.30        77.1         68.2
Delaware                    1          2,117,250         0.15         8.256          114           1.37        74.6         67.4
Montana                     1          2,090,058         0.15         8.060           77           1.44        73.1         68.0
Kentucky                    1            901,087         0.06         8.520          172           1.39        63.5         27.2
------------------- ----------- ----------------- -------------- ----------- ----------------- ----------- ----------- ------------
TOTAL OR WEIGHTED
AVERAGE:                  309     $1,404,498,900       100.00%        7.764%         118           1.54x       68.4%        55.8%
=================== =========== ================= ============== =========== ================= =========== =========== ============


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1



                                 PROPERTY TYPES


-------------------------- -------- ----------------- ------------- ------------ --------------- ----------- ----------- -----------
                                                        PERCENT BY                   WEIGHTED                  WEIGHTED
                            NUMBER                       AGGREGATE    WEIGHTED        AVERAGE                  AVERAGE     WEIGHTED
                              OF        AGGREGATE      CUT-OFF DATE    AVERAGE       REMAINING     WEIGHTED    CUT-OFF     AVERAGE
                           MORTGAGE   CUT-OFF DATE        BALANCE     MORTGAGE        TERM TO      AVERAGE       DATE      BALLOON
PROPERTY TYPE               LOANS        BALANCE            (%)       RATE (%)    MATURITY (MOS)   DSCR (x)    LTV (%)     LTV (%)
-------------------------- -------- ----------------- ------------- ------------ --------------- ----------- ----------- -----------

Retail                          88       $366,738,199        26.11        7.873          128           1.46        71.0        55.6
Multifamily                     71        349,484,642        24.88        7.368          120           1.54        71.5        59.5
Hospitality                     22        221,996,201        15.81        8.143          103           1.63        65.0        54.2
Industrial                      65        198,173,801        14.11        7.729          117           1.62        62.8        48.4
Office                          37        177,811,662        12.66        7.894          117           1.48        66.8        56.4
Mobile Home Park                 6         42,567,077         3.03        7.400          103           1.49        77.0        68.9
Mixed Use                        8         25,692,832         1.83        8.379          115           1.46        69.9        60.3
Self Storage                    12         22,034,486         1.57        7.657          116           1.96        56.4        46.1
-------------------------- -------- ----------------- ------------- ------------ --------------- ----------- ----------- -----------

TOTAL OR WEIGHTED AVERAGE:     309     $1,404,498,900       100.00%       7.764%         118           1.54x       68.4%       55.8%
========================== ======== ================= ============= ============ =============== =========== =========== ===========


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                                 MORTGAGE RATES


--------------------------- ------------ ------------------ -------------- --------- -------------- --------- ----------- ----------
                                                              PERCENT BY                WEIGHTED                WEIGHTED
                              NUMBER                           AGGREGATE   WEIGHTED     AVERAGE                 AVERAGE    WEIGHTED
                                OF           AGGREGATE       CUT-OFF DATE  AVERAGE     REMAINING     WEIGHTED   CUT-OFF    AVERAGE
                             MORTGAGE       CUT-OFF DATE        BALANCE    MORTGAGE     TERM TO      AVERAGE      DATE     BALLOON
MORTGAGE RATE (%)              LOANS          BALANCE             (%)      RATE (%)  MATURITY (MOS)  DSCR (x)   LTV (%)    LTV (%)
--------------------------- ------------ ------------------ -------------- --------- -------------- --------- ----------- ----------

6.501 to 7.000                      13          $86,451,375          6.16     6.938        128         1.75       66.5       52.2
7.001 to 7.500                      76          412,878,079         29.40     7.262        116         1.59       70.1       59.0
7.501 to 8.000                     105          490,103,368         34.90     7.784        114         1.51       68.5       56.0
8.001 to 8.500                      79          290,365,208         20.67     8.247        122         1.47       67.1       54.2
8.501 to 9.000                      29          108,651,383          7.74     8.711        121         1.53       67.2       51.3
9.001 to 9.500                       6           11,937,411          0.85     9.180        131         1.56       61.5       38.1
9.501 to 10.000                      1            4,112,076          0.29     9.830        111         1.36       70.9       57.4
--------------------------- ------------ ------------------ -------------- --------- -------------- --------- ----------- ----------

TOTAL OR WEIGHTED AVERAGE:         309       $1,404,498,900        100.00%    7.764%       118        1.54x      68.4%       55.8%
=========================== ============ ================== ============== ========= ============== ========= =========== ==========

Min:                 6.760%
Max:                 9.830%
Weighted Average:    7.764%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                        ORIGINAL TERMS TO STATED MATURITY


------------------------------ ---------- ------------------ ------------ --------- --------------- ---------- ----------- --------
                                                              PERCENT BY               WEIGHTED                 WEIGHTED
                                  NUMBER                       AGGREGATE  WEIGHTED      AVERAGE                 AVERAGE    WEIGHTED
                                    OF        AGGREGATE      CUT-OFF DATE  AVERAGE     REMAINING     WEIGHTED   CUT-OFF    AVERAGE
ORIGINAL TERM TO                 MORTGAGE   CUT-OFF DATE        BALANCE   MORTGAGE      TERM TO      AVERAGE      DATE     BALLOON
STATED MATURITY (MOS)             LOANS        BALANCE            (%)     RATE (%)  MATURITY (MOS)   DSCR (x)   LTV (%)    LTV (%)
------------------------------ ---------- ------------------ ------------ --------- --------------- ---------- ----------- --------

1 to 60                               7         $79,138,167         5.63     7.567            56         1.67      63.5        60.0
61 to 120                           253       1,195,691,608        85.13     7.770           113         1.53      69.3        59.4
121 to 144                            3           8,556,302         0.61     7.830           133         1.31      63.3        35.2
145 to 180                           23          55,446,821         3.95     7.812           177         1.52      65.3        34.3
181 to 240                           23          65,666,002         4.68     7.829           225         1.54      61.6         5.5
------------------------------ ---------- ------------------ ------------ --------- --------------- ---------- ----------- --------

TOTAL OR WEIGHTED AVERAGE:          309       $1,404,498,900     100.00%   7.764%            118         1.54x     68.4%       55.8%
============================== ========== ================== ============ ========= =============== ========== =========== ========

Min:                           60
Max:                          240
Weighted Average:             122

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                       REMAINING TERMS TO STATED MATURITY


--------------------------- ----------- ---------------- ------------ ----------- --------------- ---------- ----------- -----------
                                                          PERCENT BY                  WEIGHTED                 WEIGHTED
                               NUMBER                     AGGREGATE      WEIGHTED      AVERAGE                  AVERAGE   WEIGHTED
                                 OF        AGGREGATE     CUT-OFF DATE    AVERAGE      REMAINING      WEIGHTED   CUT-OFF   AVERAGE
REMAINING TERM TO             MORTGAGE    CUT-OFF DATE     BALANCE       MORTGAGE      TERM TO       AVERAGE     DATE     BALLOON
STATED MATURITY (MOS)          LOANS        BALANCE          (%)         RATE (%)  MATURITY (MOS)    DSCR (x)   LTV (%)   LTV (%)
--------------------------- ----------- ---------------- ------------ ----------- --------------- ---------- ----------- -----------

1 to 60                             8       $92,065,492      6.56         7.586            56           1.73      60.1        56.6
61 to 84                           11        60,380,004      4.30         7.451            78           1.44      75.7        70.8
85 to 120                         241     1,122,384,279     79.91         7.788           116           1.53      69.3        59.0
121 to 180                         26        64,003,124      4.56         7.814           171           1.49      65.0        34.4
181 to 240                         23        65,666,002      4.68         7.829           225           1.54      61.6         5.5
--------------------------- ----------- ---------------- ------------ ----------- --------------- ---------- ----------- -----------

TOTAL OR WEIGHTED AVERAGE:        309    $1,404,498,900     100.00%      7.764%           118          1.54x      68.4%       55.8%
=========================== =========== ================ ============ =========== =============== ========== =========== ===========

Min:                         48
Max:                        238
Weighted Average:           118


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                           ORIGINAL AMORTIZATION TERMS


--------------------------- ----------- ----------------- ------------- ---------- --------------- --------- ---------- ----------
                                                            PERCENT BY                 WEIGHTED              WEIGHTED
                               NUMBER                       AGGREGATE     WEIGHTED      AVERAGE              AVERAGE     WEIGHTED
                                 OF        AGGREGATE       CUT-OFF DATE    AVERAGE     REMAINING   WEIGHTED  CUT-OFF     AVERAGE
ORIGINAL AMORTIZATION         MORTGAGE    CUT-OFF DATE       BALANCE      MORTGAGE      TERM TO    AVERAGE     DATE      BALLOON
TERM (MOS)                     LOANS        BALANCE            (%)        RATE (%)  MATURITY (MOS) DSCR (x)  LTV (%)     LTV (%)
--------------------------- ----------- ----------------- ------------- ---------- --------------- --------- ---------- ----------

Interest Only                     1          $30,000,000          2.14      7.035            58       1.85      60.0      60.4
120                               1            1,369,318          0.10      8.140           116       2.84      16.5       0.0
121 to 144                        1            2,655,059          0.19      8.130           140       1.32      52.1       0.8
145 to 180                       10           18,731,391          1.33      7.974           169       1.61      56.6       2.1
181 to 240                       38          128,917,266          9.18      7.954           148       1.55      63.1      29.9
241 to 360                      258        1,222,825,865         87.06      7.757           115       1.53      69.5      59.4
--------------------------- ----------- ----------------- ------------- ---------- --------------- --------- ---------- ----------

TOTAL OR WEIGHTED AVERAGE:      309       $1,404,498,900        100.00%     7.764%          118       1.54x     68.4%       55.8%
=========================== =========== ================= ============= ========== =============== ========= ========== ==========

Min (excl. I/O):                  120
Max:                              360
Weighted Average (excl. I/O):     321


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                          DEBT SERVICE COVERAGE RATIOS

--------------------------- -----------  ----------------- ------------- ---------- --------------- --------- ---------- ----------
                                                             PERCENT BY                WEIGHTED                WEIGHTED
                               NUMBER                         AGGREGATE    WEIGHTED     AVERAGE                AVERAGE    WEIGHTED
                                 OF           AGGREGATE     CUT-OFF DATE    AVERAGE    REMAINING     WEIGHTED  CUT-OFF     AVERAGE
DEBT SERVICE                  MORTGAGE      CUT-OFF DATE       BALANCE     MORTGAGE     TERM TO      AVERAGE     DATE      BALLOON
COVERAGE RATIO (x)             LOANS           BALANCE           (%)       RATE (%)  MATURITY (MOS)  DSCR (x)  LTV (%)     LTV (%)
--------------------------- -----------  ----------------- ------------- ---------- --------------- --------- ---------- ----------
1.00 to 1.14                        1           $2,773,999        0.20       8.625          174         1.14        69.3        0.0
1.15 to 1.24                       17           77,651,926        5.53       7.954          128         1.21        75.6       59.1
1.25 to 1.34                       43          220,574,893       15.70       7.877          126         1.32        73.6       58.0
1.35 to 1.49                       90          435,446,299       31.00       7.845          116         1.42        72.3       62.1
1.50 to 1.74                       96          444,482,232       31.65       7.672          115         1.59        67.9       54.9
1.75 to 1.99                       33          128,969,374        9.18       7.610          119         1.85        57.9       43.8
2.00 and above                     29           94,600,177        6.74       7.583          110         2.24        49.0       40.3
--------------------------- -----------  ----------------- ------------- ---------- --------------- --------- ---------- ----------
TOTAL OR WEIGHTED AVERAGE:        309       $1,404,498,900      100.00%      7.764%         118         1.54x       68.4%      55.8%
=========================== ===========  ================= ============= ========== =============== ========= ========== ==========

Min:                       1.14x
Max:                       2.84x
Weighted Average:          1.54x


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                        CUT-OFF DATE LOAN-TO-VALUE RATIOS


-------------------------- ----------- --------------- ------------- ----------- --------------- ---------- ----------- ------------
                                                         PERCENT BY                  WEIGHTED                 WEIGHTED
                              NUMBER                      AGGREGATE   WEIGHTED        AVERAGE                 AVERAGE     WEIGHTED
                                OF         AGGREGATE    CUT-OFF DATE   AVERAGE       REMAINING     WEIGHTED   CUT-OFF     AVERAGE
CUT-OFF DATE LOAN-TO-        MORTGAGE    CUT-OFF DATE      BALANCE    MORTGAGE        TERM TO      AVERAGE      DATE      BALLOON
VALUE RATIOS (%)              LOANS         BALANCE          (%)      RATE (%)    MATURITY (MOS)   DSCR (x)   LTV (%)     LTV (%)
-------------------------- ----------- --------------- ------------- ----------- --------------- ---------- ----------- -----------

10.1 to 20.0                       1        $1,369,318         0.10       8.140          116           2.84       16.5         0.0
30.1 to 40.0                       9        32,023,205         2.28       7.478           98           2.35       39.0        32.4
40.1 to 50.0                      18        47,917,410         3.41       7.756          144           1.96       46.7        27.4
50.1 to 60.0                      53       178,160,870        12.69       7.667          117           1.79       56.4        42.6
60.1 to 70.0                      88       411,750,603        29.32       7.959          115           1.55       66.5        53.6
70.1 to 80.0                     133       700,343,319        49.86       7.690          119           1.41       74.9        62.8
80.1 to 90.0                       7        32,934,175         2.34       7.693          116           1.39       80.9        71.1
-------------------------- ----------- --------------- ------------- ----------- --------------- ---------- ----------- -----------

TOTAL OR WEIGHTED AVERAGE:       309    $1,404,498,900      100.00%       7.764%       118             1.54x      68.4%       55.8%
========================== =========== =============== ============= =========== =============== ========== =========== ===========

Min:                  16.5%
Max:                  85.9%
Weighted Average:     68.4%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1

                            BALLOON LOAN-TO-VALUE RATIOS

-------------------------- ------------ --------------- ------------- ----------- --------------- ---------- ----------- -----------
                                                          PERCENT BY                  WEIGHTED                 WEIGHTED
                             NUMBER                        AGGREGATE    WEIGHTED       AVERAGE                 AVERAGE     WEIGHTED
                               OF           AGGREGATE    CUT-OFF DATE    AVERAGE      REMAINING     WEIGHTED   CUT-OFF     AVERAGE
BALLOON LOAN-TO-            MORTGAGE      CUT-OFF DATE      BALANCE     MORTGAGE       TERM TO      AVERAGE      DATE      BALLOON
VALUE RATIOS (%)             LOANS           BALANCE          (%)       RATE (%)   MATURITY (MOS)   DSCR (x)   LTV (%)     LTV (%)
-------------------------- ------------ --------------- ------------- ----------- --------------- ---------- ----------- -----------

0.0                              22        $46,999,055          3.35       7.546        210          1.71       57.1        0.0
0.1 to 10.0                       9         28,116,850          2.00       8.378        205          1.40       60.5        2.2
20.1 to 30.0                      8         16,028,221          1.14       8.000        194          1.57       61.2       24.3
30.1 to 40.0                     19         58,809,224          4.19       7.609        109          2.11       45.6       36.2
40.1 to 50.0                     54        157,798,180         11.24       7.929        118          1.72       58.4       45.9
50.1 to 60.0                     85        411,437,894         29.29       7.894        114          1.55       67.7       56.4
60.1 to 70.0                     91        522,456,930         37.20       7.682        111          1.46       72.9       64.4
70.1 to 80.0                     21        162,852,545         11.60       7.525        105          1.38       79.2       71.6
-------------------------- ------------ --------------- ------------- ----------- --------------- ---------- ----------- -----------

TOTAL OR WEIGHTED AVERAGE:      309     $1,404,498,900        100.00       7.764%       118          1.54x      68.4%      55.8%
========================== ============ =============== ============= =========== =============== ========== =========== ===========

Min:                             0.0%
Max:                            76.4%
Weighted Average:               55.8%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                                  BALLOON LOANS


--------------------------- -------------- ------------------ ------------- --------- -------------- -------- ----------- --------
                                                               PERCENT BY                WEIGHTED             WEIGHTED
                               NUMBER                           AGGREGATE   WEIGHTED      AVERAGE             AVERAGE     WEIGHTED
                                 OF            AGGREGATE      CUT-OFF DATE   AVERAGE     REMAINING   WEIGHTED CUT-OFF     AVERAGE
                              MORTGAGE       CUT-OFF DATE        BALANCE    MORTGAGE      TERM TO    AVERAGE    DATE      BALLOON
BALLOON LOANS                   LOANS           BALANCE            (%)      RATE (%)  MATURITY (MOS) DSCR (x) LTV (%)     LTV (%)
--------------------------- -------------- ------------------ ------------- --------- -------------- -------- ----------- --------

Yes                                  278      $1,329,382,995        94.65     7.758          113       1.54      69.0        58.9
No                                    31          75,115,905         5.35     7.857          208       1.59      58.4         0.8
--------------------------- -------------- ------------------ ------------- --------- -------------- -------- ----------- --------

TOTAL OR WEIGHTED AVERAGE:           309      $1,404,498,900      100.00%     7.764%         118       1.54x     68.4%       55.8%
=========================== ============== ================== ============= ========= ============== ======== =========== ========


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,267,560,000 (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                         PREPAYMENT RESTRICTION ANALYSIS

                                              PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION
                                                           ASSUMING NO PREPAYMENTS
-------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     12 MO.     24 MO.     36 MO.    48 MO.      60 MO.     72 MO.    84 MO.      96 MO.
                               -------     ------     ------     ------    ------      ------     ------    ------      ------
  PREPAYMENT RESTRICTION

Locked Out                      100.00%    100.00%     92.50%     48.11%     39.55%      2.74%      1.54%      1.08%      0.48%
Yield Maintenance                 0.00%      0.00%      7.16%     48.93%     57.50%     93.42%     94.34%     95.73%     96.37%
Penalty Points
       5.00% and greater          0.00%      0.00%      0.34%      2.10%      0.34%      0.98%      0.29%      0.30%      0.29%
        4.00% to 4.99%            0.00%      0.00%      0.00%      0.85%      1.93%      0.29%      0.86%      0.17%      0.15%
        3.00% to 3.99%            0.00%      0.00%      0.00%      0.00%      0.68%      1.85%      1.09%      1.73%      1.01%
        2.00% to 2.99%            0.00%      0.00%      0.00%      0.00%      0.00%      0.73%      0.88%      0.11%      0.71%
        1.00% to 1.99%            0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.37%      0.90%      0.99%
Open                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.64%      0.00%      0.00%

-------------------------------------------------------------------------------------------------------------------------------
TOTALS                          100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
Mortgage Pool Balance
    Outstanding (in millions) $1,404.50  $1,386.78  $1,367.64  $1,346.94  $1,317.60  $1,214.59  $1,178.01 $1,108.73  $1,081.10
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
% of Initial Pool Balance        100.00%     98.74%     97.38%     95.90%     93.81%     86.48%     83.87%    78.94%     76.97%


---------------------------------------------------
                                 108 MO.    120 MO.
                                 -------    -------
  PREPAYMENT RESTRICTION

Locked Out                          0.45%    0.00%
Yield Maintenance                  81.08%   89.89%
Penalty Points
       5.00% and greater            0.28%    0.00%
        4.00% to 4.99%              0.00%    0.00%
        3.00% to 3.99%              1.14%    4.49%
        2.00% to 2.99%              0.00%    5.61%
        1.00% to 1.99%              1.69%    0.00%
Open                               15.36%    0.00%

---------------------------------------------------
TOTALS                            100.00%  100.00%
Mortgage Pool Balance
    Outstanding (in millions)  $1,048.62   $88.19
                                ---------   ------
% of Initial Pool Balance          74.66%    6.28%



      Notes: (1) Four of the Mortgage Loans (1.23% of the Cut-Off Date Balance) allow 10% annual partial voluntary principal prepayment without restrictions.
                    (2) For purposes of the table, the amortization schedules of the Mortgage Loans are calculated as though all Mortgage Loans accrue interest on the basis of a 360-day year consisting of twelve 30-day months.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described hrein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.